UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 02, 2025

Organovo Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35996	27-1488943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Rd Suite 100
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 224-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 2, 2025, Organovo Holdings, Inc., a Delaware corporation (the “Company”), issued a press release to report preliminary unaudited cash for the fiscal year ending March 31, 2025, net cash utilization results for the fiscal fourth quarter of 2025, and guidance that it expects to meet all requirements for continued listing on the Nasdaq Capital Market. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The preliminary financial information presented in the press release based on the Company’s current expectations and may be adjusted as a result of, among other things, completion of customary annual audit procedures.

The information in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “1934 Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 7.01, including the press release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the 1933 Act or the 1934 Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously disclosed by the Company, on February 19, 2025, the Company received a written notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, since the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2024 reported stockholders’ equity of $364,000, and as of February 19, 2025, the Company did not meet the alternatives of market value of listed securities or net income from continuing operations, the Company no longer met the requirement to maintain a minimum of $2,500,000 in stockholders’ equity, as set forth in Nasdaq Listing Rule 5550(b)(1) (“Rule 5550(b)(1)”). Prior to that, on January 16, 2025, the Staff had provided a notice to the Company that the Company had not regained compliance with the requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”) and was not eligible for a second 180 calendar day compliance period as the Company did not comply with the requirements for initial listing on the Nasdaq Capital Market. The notice further indicated that, unless the Company timely requested a hearing before a Hearings Panel (the “Hearings Panel”), the Company’s common stock would be subject to delisting. The Company timely requested a hearing before the Hearings Panel and presented its plan for compliance to the Hearings Panel on February 27, 2025. On March 27, 2025, the Hearings Panel granted the Company an exception until April 15, 2025 to demonstrate compliance with Rule 5550(a)(2) and Rule 5550(b)(1).

As also previously disclosed, on March 25, 2025, the Company completed the sale to and purchase by Eli Lilly and Company, an Indiana corporation (“Lilly”), of the Company’s FXR program and related assets (the “Asset Sale”). The consideration for the Asset Sale consisted of (i) an upfront cash payment by Lilly to the Company equal to $10.0 million, of which $9.0 million was paid at closing and the remaining $1.0 million was deposited into escrow for 15 months to satisfy claims for indemnification during such period, (ii) the assumption by Lilly of certain liabilities related to the FXR program, and (iii) potential milestone payments by Lilly of up to $50.0 million in the aggregate, which are contingent upon the achievement of certain development, regulatory and commercial milestones.

Following the receipt of proceeds from the Asset Sale, certain warrant exercises and sales of common stock in the Company’s “at the market” offering pursuant to a Sales Agreement with JonesTrading Institutional Services LLC, dated March 16, 2018, and after considering anticipated losses to date, as of April 2, 2025, the Company believes that it has a minimum of $2,500,000 in stockholders’ equity as required for continued listing pursuant to Rule 5550(b)(1).

Forward-Looking Statements

Except for the factual statements made herein, information contained in this Current Report on Form 8-K consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects or future events, as well as words such as “believes,” “intends,” “expects,” “plans” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will meet the bid price requirement or the minimum value of stockholders’ equity requirement during any compliance period or otherwise in the future, that the Company will otherwise meet Nasdaq compliance standards, or that the Company can ultimately meet or maintain compliance with applicable Nasdaq continued listing requirements. Reference is also made to other factors detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this Current Report on Form 8-K, unless required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 2, 2025.

104 Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date:	April 2, 2025	By:	/s/ Keith Murphy
Name: Keith Murphy Title: Executive Chairman